UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 1, 2008

TASER International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16391	86-0741227

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
17800 North 85th Street
Scottsdale, Arizona 85255

(Address of Principal Executive Offices)
(480) 991-0797

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with preparing the proxy statement for TASER International, Inc.’s (the “Company”) 2009 Annual Meeting of Stockholders, which proxy was filed with the Securities and Exchange Commission on April 15, 2009, the Company determined that it inadvertently failed to file a Form 8-K to disclose the resignation of Kathleen C. Hanrahan, the Company’s former President and Chief Operating Officer. Ms. Hanrahan resigned from those positions on October 1, 2008. Effective on the same date, Ms. Hanrahan became President and Chief Executive Officer of the TASER Foundation, a 501(c)(3) tax-exempt non-profit corporation affiliated with the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASER International, Inc.
Dated: April 15, 2009	By:	/s/ Douglas E. Klint
Douglas E. Klint
Corporate Secretary